Exhibit 10.33

THIRD AMENDMENT TO GROUND LEASE AGREEMENT

This Third Amendment to Ground Lease Agreement (“Amendment Three”) is entered into effective as of July 1, 2011 (the “Amendment Three Effective Date”) by and between:

Lake Charles Harbor and Terminal District (“District”) (ID# XX-XXX0645), a political subdivision of the State of Louisiana, having a mailing address of P.O. Box 3753, Lake Charles, Louisiana 70602, which is represented by its duly authorized Port Director, William J. Rase, III;

and

PNK (Lake Charles), L.L.C (“Tenant”) (ID# XX-XXX4452), a Louisiana limited liability company, domiciled in East Baton Rouge Parish, Louisiana, having a mailing address of 777 Avenue L’Auberge, Lake Charles, Louisiana 70601, which is represented by its sole member, Pinnacle Entertainment, Inc., through its duly authorized representative.

INTRODUCTION

A. District and Tenant are parties to the Ground Lease Agreement (the “Ground Lease”), dated as of August 21, 2003 but effective August 19, 2002, whereby District leased to Tenant certain property owned by District and located within the City of Lake Charles, Louisiana. The Ground Lease is evidenced of record by the Memorandum of Lease dated August 21, 2003, recorded under Clerk’s File No. 2639841 in Conveyance Book 3026, page 632 of the public records of Calcasieu Parish, Louisiana, as amended by Addendum Number One to Memorandum of Lease (“Addendum Number One”), recorded on July 6, 2005 under Clerk’s File No. 2726061 in Conveyance Book 3186, page 231.

B. District and Tenant entered into Amendment Number One to Ground Lease Agreement (“Amendment One”) on May 27, 2005, which is recorded under Clerk’s File No. 2722049 in Conveyance Book 3178, page 137 of the public records of Calcasieu Parish, Louisiana.

C. District and Tenant entered into Amendment Number Two to Ground Lease Agreement (“Amendment Two”) on March 1, 2007, which is recorded under Clerk’s File No. 2801790 in Conveyance Book 3323, page 545 of the public records of Calcasieu Parish, Louisiana.

D. District and Tenant have agreed to amend the Ground Lease again pursuant to the terms of this Amendment Three.

NOW THEREFORE, District and Tenant hereby amend the Ground Lease, as previously amended, as follows.

1.	Section 1. “Protect Site”

The following paragraphs are hereby added to Section 1 of the Ground Lease, as amended:

1.8	Addition of I-210 to Cagle Roadway Parcel. Contemporaneously with the execution of this Amendment Three, Tenant has transferred to District title to a strip of land upon which Tenant has constructed and extended the roadway leading from the North right of way of I-210 to the Project Site. The strip of land transferred by Tenant to District is referred to as the Act of Transfer Exhibit A-1 the “I-210 to Cagle Roadway Parcel.” The I-210 to Cagle Roadway Parcel is more fully described on Act of Transfer Exhibit “A-1” to this Amendment Three and is shown on the survey attached hereto as Act of Transfer Exhibit “B-1.” The I-210 to Cagle Roadway Parcel is hereby added to the Project Site for purposes of the Ground Lease, as amended, without any adjustment in the rent. The addition of the I-210 to Cagle Roadway Parcel to the Project Site for purposes of the Ground Lease, as amended, shall be effective as of the effective date of the transfer of title of the I-210 to Cagle Roadway Parcel by Tenant to District. The inclusion of the I-210 to Cagle Roadway Parcel as part of the Project Site under the Ground Lease, as amended, is made subject to all rights of way and servitudes of record. In addition, District reserves unto itself the right to establish, construct and maintain servitudes for utilities (This is already in second amendment)

1.9	Addition of Buffer Area. District and Tenant hereby add to the Project Site an additional strip of land (referred to as the “Buffer Area”). The Buffer Area is more fully described on Exhibit “A-2” and is shown on the survey attached hereto as Exhibit “B-2.” The addition of the Buffer Area to the Project Site shall be effective as of the Amendment Three Effective Date. Tenant and District agree that the annual rent for the Buffer Area is included in the rental set forth in paragraph 4.4 hereof and shall not be subject to any credits, including the credits for mitigation expenses for wetlands provided for in paragraph C on the Corrected Exhibit “3” of the Ground Lease. Tenant, at its expense, agrees to landscape and maintain the Buffer Area. The landscaping of the Buffer Area shall be completed no later than six (6) months after the commencement of gaming activity at the adjacent Mojito Pointe development.

1.9.1	Release of portion of Texas Turnaround. The District and Tenant remove from the Project Site, that portion of the Texas Turnaround within an approximate five (5) acre parcel which the District has conveyed to the Tenant, which area is more particulary described in Exhibit “A-3” and is shown on the survey attached as Exhibit “B-3”.

1.10	Revised Project Site. The Project Site, after all additions and deletions pursuant to Addendum Number One, Amendment One, Amendment Two and this Amendment Three, is described on Exhibit “A-4” and is shown on the survey attached hereto as Exhibit “B-4.”

2.	Section 3. Term

The following paragraph is hereby added to Section 3 of the Ground Lease, as amended:

3.2	Initial Term. For purposes of clarity, District and Tenant hereby agree that the Initial Term began on May 20, 2005 and ends at 11:59 p.m. on May 31, 2015, subject to Tenant’s right to extend the term as provided in Section 3.1 of the Ground Lease, as amended.

3.	Section 4. Rent

Section 4.2 Due Date is amended and restated as follows:

4.2 Due Date. As of the Third Amendment Effective Date, all rental payments shall be due on July 1 of each year commencing on July 1, 2011.

The following paragraph is hereby added to Section 4 of the Ground Lease, as amended:

4.4	Rent Credit. Upon the Third Amendment Effective Date, Tenant will pay the District $95,421.58 representing the prorated rent due the District prior to the Third Amendment Effective Date. District and Tenant hereby agree that Tenant is due a rental credit in the amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00). The rental credit shall be applied against rentals due and payable by Tenant under the Ground Lease, as amended, and during any extended term, in the amount of a 50% reduction to the aggregate rentals payable until that credit is exhausted. The first rental credit shall be taken with the 2011 annual rental payment. The amount of the 2011 annual rental is $1,012,185.55, and the amount of the 2011 annual rent payable by Tenant after the 50% credit is $506,092.78. Similar 50% credits shall be taken against each subsequent annual rental payment until the $2,500,000.00 rental credit is exhausted.

4.5	Removed Area for Rental Purposes Only: For rental purposes only the area described on Exhibit A-5 and shown on Exhibit B-5 is included in the Project Site and leased to Tenant under the Ground Lease Tract but not included in any calculation for rental payment purposes.

5	Miscellaneous

(a)

The District and the Tenant agree that that portion of the Project Site located within the area of the Texas Turnaround as it extends from interstate I-210 to the West projected right of way line of Sam’s Drive shall not be dedicated to the

Public unless and until the New East/West Roadway as referred to in the Access Servitude entered into between the District, the Tenant and Creative Casino, Inc. is completed and dedicated to the public.

(b)	All other terms and conditions of the Ground Lease, as previously modified, that are not modified by this Amendment Three remain in full force and effect, with the exception that the District and the Tenant hereby amend Amendment Two to rescind their agreement not to dedicate to the public the roadway described in Amendment Two.

(c) The parties each warrant that, as of the Amendment Three Effective Date, (i) neither it nor the other party is in default of any term, condition, or obligation under the Ground Lease, as amended, (ii) there is no existing fact or condition which, with the giving of notice or passage of time or both, would become a default by the other party under the Ground Lease, as amended, and (iii) it waives any and all prior defaults, if any, under the Ground Lease, as amended.

(d) Pinnacle Entertainment, Inc., in its capacity as guarantor pursuant to the Guaranty Agreement dated August 19, 2002, consents to the terms of this Amendment Three.

[Signatures on following page]

This Third Amendment to Ground Lease Agreement is executed by the parties below on the dates set forth below but effective as of the Amendment Three Effective Date.

DATE:	October 10, 2011		TENANT:

PNK (Lake Charles), L.L.C.
		By:	Pinnacle Entertainment, Inc.,
Its Sole Member

BY:

John A. Godfrey
Executive Vice President, General Counsel and Secretary

GUARANTOR:
Pinnacle Entertainment, Inc.

BY:

John A. Godfrey
Executive Vice President, General Counsel and Secretary
Date:	October 10, 2011

DISTRICT:
Lake Charles Harbor and Terminal District

BY:

William J. Rase, III, Port Director

This Third Amendment to Ground Lease Agreement is executed by the parties below on the dates set forth below but effective as of the Amendment Three Effective Date.

DATE:		TENANTS:
PNK (Lake Charles), L.L.C.
	By:	Pinnacle Entertainment, Inc.,
Its Sole Member

BY:

John A. Godfrey
Executive Vice President, General Counsel and Secretary

GUARANTOR:
Pinnacle Entertainment, Inc.

BY:

John A. Godfrey
Executive Vice President, General Counsel and Secretary

Date: October 20, 2011		DISTRICT:
Lake Charles Harbor and Terminal District

BY:

William J. Rase, III, Port Director

ACT OF TRANSFER

EXHIBIT A-1

I-210 TO CAGLE ROADWAY PARCEL

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER (NE/4) OF SECTION 14, TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, BOUNDED ON THE SOUTH BY THE NORTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 210 AND THE NORTH BY THE CENTERLINE OF CAGLE LANE, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO-WIT:

COMMENCING AT THE SOUTHWEST CORNER OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, SAID POINT ALSO BEING ON THE SOUTH RIGHT-OF-WAY LINE OF CAGLE LANE;

THENCE SOUTH 88° 15’ 23” EAST, ALONG SAID SOUTH RIGHT OF WAY LINE OF CAGLE LANE AND THE SOUTH LINE OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), FOR A DISTANCE OF 347.41 FEET;

THENCE SOUTH 01° 44’ 37” WEST, PERPENDICULAR TO SAID SOUTH RIGHT-OF-WAY LINE OF CAGLE LANE AND THE SOUTH LINE OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), FOR A DISTANCE OF 264.58 FEET TO THE NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE SOUTH 00° 55’ 49” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 11.66 FEET;

THENCE NORTH 89° 53’ 45” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 240.43 FEET;

THENCE SOUTH 80° 53’ 11” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 50.78 FEET;

THENCE NORTH 87° 22’ 07” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 28.08 FEET TO THE INTERSECTION WITH THE WEST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD, SAID POINT BEING IN A CURVE TO THE RIGHT HAVING A RADIUS OF 370.00 FEET AND A CENTRAL ANGLE OF 75° 58’ 34”;

THENCE NORTHERLY, ALONG SAID CURVE TO THE RIGHT AND SAID WEST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD, FOR AN ARC LENGTH DISTANCE OF 375.34 FEET TO THE CENTERLINE OF CAGLE LANE;

THENCE SOUTH 88° 15’ 23” EAST, ALONG SAID CENTERLINE OF CAGLE LANE, FOR A DISTANCE OF 90.14 FEET TO THE EAST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD AND A POINT LYING IN A CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET AND A CENTRAL ANGLE OF 112° 25’ 55”;

THENCE SOUTHERLY, ALONG SAID CURVE TO THE LEFT AND EAST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD, FOR AN ARC LENGTH DISTANCE OF 466.54 FEET TO THE POINT OF TANGENT OF THE AFOREMENTIONED CURVE;

THENCE NORTH 89° 55’ 55” EAST, ALONG SAID EAST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD, FOR A DISTANCE OF 98.97 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING 37,749.12 SQUARE FEET OR 0.867 ACRES, MORE OR LESS.

DESCRIPTION:

I-210 TO CAGLE ROADWAY PARCEL:

THENCE SOUTH 00° 55' 48" WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 11.86 FEET;

NOTE:

1) BEARINGS SHOWN HEREON ARE REFERENCED TO THE LOUISIANA STATE PLANE COORDINATE SYSTEM (NAD83).

2). RIGHT OF WAY LINES FOR THE PINNACLE ACCESS ROAD AS SHOWN HEREON WERE OBTAINED FROM INFORMATION PROVIDED BY ABMB ENGINEERS, INC.

3) DATE: OCTOBER 7, 2011.

C/L PINNACLE SOUTH ACCESS ROAD
5.39 ACRES TRACT
PARCEL 1
L'AUBERGE DU LAC
(PINNACLE ENTERTAINMENT)
LOT 16
C/L PINNACLE SOUTH ACCESS ROAD
SAM'S CLUB
90.0'
45.0'
11
14
36
P.O.C.
EX. 5/8" ROD
CAGLE LANE
I-210 TO CAGLE ROADWAY PARCEL
SWANSON ROAD
C1
P.O.B.
I-210 (WEST BOUND)
I-210 BYPASS
I-210 (EAST BOUND)

LINE TABLE		
LINE	LENGTH	BEARING
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]

CURVE TABLE				
CURVE	LENGTH	RADIUS	DELTA	CHORD
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

MORRISON SURVEYING, INC.

ACT OF TRANSFER
TEXAS TURNAROUND I-210 NORTH
TO CENTERLINE OF CAGLE LANE
CITY OF LAKE CHARLES, LOUISIANA

EXHIBIT
B-1

THIRD AMENDMENT TO GROUND LEASE AGREEMENT

EXHIBIT A-2

BUFFER AREA

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER (NE/4-SW/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA:

COMMENCING AT AN EXISTING 1” ROD MARKING THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 89° 11’ 50” WEST, ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SAID SECTION 11, FOR A DISTANCE OF 1735.52 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 1791.71 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION 11 AND ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 200.00 FEET;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 553.77 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE NORTH 89° 06’ 42” WEST, FOR A DISTANCE OF 163.48 FEET;

THENCE NORTH 49° 09’ 02” WEST, 105.00 FEET WESTERLY OF AND PARALLEL WITH THE AFORESAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 867.43 FEET TO THE LEFT DESCENDING BANK OF THE CALCASIEU RIVER;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 63° 49’ 10” EAST, FOR A DISTANCE OF 114.04 FEET TO SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE SOUTH 49° 09’ 02” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 948.23 FEET TO THE POINT OF BEGINNING;

HEREIN DESCRIBED TRACT CONTAINING 95,321.81 SQUARE FEET OR 2.188 ACRES, MORE OR LESS.

SALLIER STREET
12th STREET
THIS SURVEY
I-210
LAKE STREET
RYAN STREET
COMMON STREET
WEST PRIEN LAKE ROAD
SALE ROAD
MCNEESE STREET

VICINITY SKETCH

SCALE: N.T.S.

CALCASIEU RIVER
105.0' LANDSCAPE BUFFER +/- TO L'AUBERGE
LOT 6
LOT 7
ORIGINAL WEST BOUNDARY OF L'AUBERGE
P.O.B.
PARKING LOT
FESTIVAL GROUNDS
PINNACLE ENTERTAINMENT, INC.
L'AUBERGE DU LAC HOTEL AND CASINO
LOT 10
LOT 11
LOT 12
N89°11'50"W 200.00'
120.0'
SECTION 11 T-10-S R-8-W
SECTION 14 T-10-S R-8-W
N89°11'50"W 1735.52'
1338.89'
1338.89'
P.O.C.
EX. 1" ROD
SE. COR. OF SW/4 OF SE/4
SECTION 11, T-10-S, R-8-W
CALCASIEU PARISH, LA.
EX. 5/8" ROD 1.8' SOUTH & 1.5' WEST
BARBE ET AL
PNK LLC
PNK LLC
PNK LLC
PNK LLC
RICHARD H. WILLIAMS ET AL
LOT 5
I-210 BYPASS

DESCRIPTION:

BUFFER AREA:

THENCE NORTH 89° 04' 42" WEST, FOR A DISTANCE OF 163.48 FEET;

THENCE SOUTH 48° 08' 03" EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L'AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 848.23 FEET TO THE POINT OF BEGINNING;

NOTE:

1) BEARINGS SHOWN HEREON ARE REFERENCED TO THE LOUISIANA STATE PLANE COORDINATE SYSTEM (NAD83).

PREPARED BY
MORRISON SURVEYING, INC.

THIRD AMENDMENT TO GROUND LEASE AGREEMENT
105-FOOT LANDSCAPE BUFFER TO PNK, LLC
SECTION 11, T-10-S, R-8-W
FOR
LAKE CHARLES HARBOR & TERMINAL DISTRICT
CALCASIEU PARISH, LOUISIANA

EXHIBIT B-2

THIRD AMENDMENT TO GROUND LEASE AGREEMENT

EXHIBIT A-3

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN LOT 16 OF SECTION 11 AND BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO-WIT:

COMMENCING AT THE CORNER COMMON TO THE SOUTHWEST CORNER OF LOT 16 OF SECTION 11 AND THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER (NE/4-NE/4) OF SECTION 14 ALL IN TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE SOUTH 89° 11’ 50” EAST, ALONG THE LINE CONTIGUOUS WITH THE SOUTH LINE OF SAID SECTION 11, THE NORTH LINE OF SAID SECTION 14 AND THE SOUTH LINE OF EXHIBIT “A-2” AND “A-4”, AS RECORDED IN CONVEYANCE BOOK 3178, PAGE 137, RECORDS OF CALCASIEU PARISH, LOUISIANA, FOR A DISTANCE OF 102.00 FEET TO A POINT LYING 150.00 FEET PERPENDICULAR TO THE WESTERLY LINE OF THE BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 22° 21’ 49” EAST, 150.00 FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38, FOR A DISTANCE OF 940.03 FEET TO A POINT BEING IN THE WEST LINE OF EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER TWO (2) TO PNK, LLC GROUND RELEASE AS RECORDED IN CONVEYANCE BOOK 3323, PAGE 545, RECORDS OF CALCASIEU PARISH, LOUISIANA;

THENCE SOUTH 67° 38’ 10” EAST, FOR A DISTANCE OF 60.00 FEET TO A POINT LYING 90.00 FEET PERPENDICULAR TO THE WESTERLY LINE OF THE BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE NORTH 22° 21’ 49” EAST, 90.00 FEET WESTERLY OF AND PARALLEL WITH SAID WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38, AND SAID EAST LINE OF EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER TWO (2) TO PNK, LLC GROUND RELEASE, FOR A DISTANCE OF 364.79 FEET TO A POINT IN A CURVE TO THE LEFT, HAVING A RADIUS OF 400.00 FEET AND A CENTRAL ANGLE OF 50° 25’ 21”;

THENCE EASTERLY, ALONG SAID CURVE TO THE LEFT, THROUGH AN ANGLE OF 13° 02’ 04”, FOR AN ARC LENGTH DISTANCE OF 91.00 FEET TO THE WEST LINE OF THE BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38;

THENCE SOUTH 22° 21’ 49” WEST, ALONG THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38, FOR A DISTANCE OF 376.13 FEET TO A POINT IN A CURVE TO THE RIGHT HAVING A RADIUS OF 690.00 FEET AND A CENTRAL ANGLE OF 42° 54’ 26”;

THENCE WESTERLY, ALONG SAID CURVE TO THE RIGHT, THROUGH AN ANGLE OF 02° 35’ 26”, FOR AN ARC LENGTH DISTANCE OF 31.19 FEET TO THE POINT OF TANGENT OF SAID CURVE;

THENCE NORTH 67° 38’ 10” WEST, FOR A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING 0.76 ACRES, MORE OR LESS.

HEREIN DESCRIBED TRACT IS SUBJECT TO 90.0 FEET OF A ROAD RIGHT-OF-WAY ON THE WEST SIDE THEREOF.

DESCRIPTION:

THIRD AMENDMENT TO GROUND LEASE AGREEMENT:

HEREIN DESCRIBED TRACT CONTAINING 0.78 ACRES, MORE OR LESS.

LOT 15
LOT 16
PARCEL 1
L'AUBERGE DU LAC
(PINNACLE ENTERTAINMENT)
P.O.B.
S67°38'10"E 60.00'
6.31 ACRES TRACT
SAM'S CLUB
CAGLE LANE
P.O.C.
EX. 1" ROD
NW. COR. OF NE/4 OF NE/4
SECTION 14, T-10-S, R-9-W
CALCASIEU PARISH, LA.
N88°11'30"W
102.00'
C/L PINNACLE SOUTH ACCESS ROAD
11
14
38

LINE TABLE		
LINE	LENGTH	BEARING
L1	38.01	N67°38'10"W

CURVE TABLE			
CURVE	LENGTH	RADIUS	DELTA
C1	91.00	400.00	13°02'04"
C2	31.19	690.00	45°54'26"

NOTE:

1) BEARINGS SHOWN HEREON ARE REFERENCED TO THE LOUISIANA STATE PLANE COORDINATE SYSTEM (NAD83).

2) RIGHT OF WAY LINES FOR THE PINNACLE ACCESS ROAD AS SHOWN HEREON WERE OBTAINED FROM INFORMATION PROVIDED BY ABMB ENGINEERS, INC.

3) DATE: OCTOBER 12, 2011.

MORRISON SURVEYING, INC.

THIRD AMENDMENT TO GROUND LEASE AGREEMENT
EXHIBIT B-3
FOR
LAKE CHARLES HARBOR & TERMINAL DISTRICT
CITY OF LAKE CHARLES, LOUISIANA

EXHIBIT B-3

1 OF 1

THIRD AMENDMENT TO GROUND LEASE AGREEMENT

EXHIBIT A-4

PNK (LAKE CHARLES), LLC - REVISED LEASE AREA

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN SECTION ELEVEN (11), AND BEING ALL OF LOT TEN (10) AND A PORTION OF LOTS SIX (6), SEVEN (7), EIGHT (8), NINE (9), ELEVEN (11), FOURTEEN (14), FIFTEEN (15), AND SIXTEEN (16) OF SAID SECTION ELEVEN (11), AND ALSO IN THE WEST HALF (W/2) OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY (38), ALL IN TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO-WIT:

COMMENCING AT THE SOUTHWEST CORNER OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 88° 15’ 23” WEST, FOR A DISTANCE OF 170.20 FEET TO THE EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14;

THENCE NORTH 00° 54’ 47” EAST, ALONG SAID EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14, FOR A DISTANCE OF 30.00 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE CONTINUING NORTH 00° 54’ 47” EAST, ALONG SAID EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14, FOR A DISTANCE OF 203.97 FEET TO AN EXISTING 1” ROD MARKING THE CORNER COMMON TO THE NORTHEAST CORNER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14 AND THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER (SE/4-SE/4) OF THE AFORESAID SECTION 11;

THENCE NORTH 00° 46’ 32” EAST, ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER (SB/4-SE/4) OF SECTION 11, FOR A DISTANCE OF 120,00 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH AND 120.0 FEET NORTH OF THE SOUTH LINE OF SAID SECTION ELEVEN (11), FOR A DISTANCE OF 1735.47 FEET TO A POINT 396.82 FEET WEST OF THE EAST LINE OF LOT FOURTEEN (14) OF SAID SECTION ELEVEN (11), THE SOUTHWEST CORNER OF HEREIN DESCRIBED TRACT;

THENCE NORTH 00° 53’ 19” EAST, PARALLEL WITH AND 396.82 FEET WEST OF SAID EAST LINE OF LOT FOURTEEN (14) AND THE WEST LINE OF LOT TEN (10), FOR A DISTANCE OF 1671.72 FEET TO A POINT LYING 463.74 FEET NORTH OF THE SOUTH LINE OF LOT ELEVEN (11) OF SAID SECTION ELEVEN (11);

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION ELEVEN (11), FOR A DISTANCE OF 200.00 FEET TO A POINT LYING 596.82 FEET WEST OF THE EAST LINE OF LOT ELEVEN (11) OF SAID SECTION ELEVEN (11);

THENCE NORTH 00° 53’ 19” EAST, PARALLEL WITH AND 596.82 FEET WESTERLY OF THE EAST LINE OF SAID LOT ELEVEN (11), FOR A DISTANCE OF 553.77 FEET;

THENCE NORTH 89° 06’ 42” WEST, FOR A DISTANCE OF 163.48 FEET TO A POINT LYING 105.00 FEET WESTERLY OF AND PERPENDICULAR TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 49° 09’ 02” WEST, PARALLEL WITH AND 105.00 FEET WESTERLY OF SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 867.43 FEET, TO A POINT ON THE LEFT DESCENDING BANK OF THE CALCASIEU RIVER, THE NORTHWEST CORNER OF HEREIN DESCRIBED TRACT;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 63° 49’ 10” EAST, FOR A DISTANCE OF 114.04 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 57° 18’ 13” EAST, FOR A DISTANCE OF 325.84 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 51° 38’ 18” EAST, FOR A DISTANCE OF 330.17 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 56° 19’ 43” EAST, FOR A DISTANCE OF 441.64 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 43° 18’ 27” EAST, FOR A DISTANCE OF 350.17 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 41° 45’ 57” EAST, FOR A DISTANCE OF 271.08 FEET TO A POINT LYING 600.0 FEET SOUTH OF AND PARALLEL WITH THE FACE OF THE EXISTING FENDER SYSTEM AT BERTH NINE OF THE PORT OF LAKE CHARLES FACILITY;

THENCE SOUTH 70° 45’ 08” EAST, 600.0 FEET SOUTH OF AND PARALLEL WITH THE FACE OF SAID FENDER SYSTEM, FOR A DISTANCE OF 2703.03 FEET TO A POINT LYING 20.07 FEET EASTERLY OF THE ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, THE NORTHEAST CORNER OF HEREIN DESCRIBED TRACT;

THENCE SOUTH 14° 17’ 53” WEST, 20.00 FEET EASTERLY OF AND PARALLEL WITH SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, FOR A DISTANCE OF 629.22 FEET;

THENCE SOUTH 75° 42’ 07” EAST, FOR A DISTANCE OF 40.00 FEET TO A POINT LYING 100.00 FEET EAST OF SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY;

THENCE SOUTH 14° 17’ 53” WEST, 100.00 FEET EAST OF AND PARALLEL WITH SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, FOR A DISTANCE OF 389.36 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 954.93 FEET AND A CENTRAL ANGLE OF 35° 29’ 11”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT AND 100.00 FEET EAST OF AND PARALLEL WITH SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, THROUGH AN ANGLE OF 17° 43’ 41”, FOR AN ARC LENGTH DISTANCE OF 295.47 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 05° 26’ 03” WEST, FOR A DISTANCE OF 294.29 FEET TO THE NORTH RIGHT-OF-WAY LINE OF SAID NELSON ROAD EXTENSION;

THENCE SOUTH 85° 04’ 12” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF NELSON ROAD EXTENSION, FOR A DISTANCE OF 100.03 FEET TO THE NORTHWEST CORNER OF NELSON ROAD EXTENSION RIGHT-OF-WAY, SAID POINT ALSO LYING ON THE ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY AND LYING IN A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1054.93 FEET AND A CENTRAL ANGLE OF 35° 29’ 11”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT, ALONG THE WEST RIGHT-OF-WAY LINE OF NELSON ROAD EXTENSION, THROUGH AN ANGLE OF 17° 36’ 57”, FOR AN ARC LENGTH DISTANCE OF 324.34 FEET TO THE POINT OF TANGENT OF SAID CURVE, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 12° 22’ 49” EAST A DISTANCE OF 323.07 FEET;

THENCE SOUTH 21° 11’ 18” EAST, ALONG SAID WEST RIGHT-OF-WAY LINE OF NELSON ROAD EXTENSION, FOR A DISTANCE OF 398.53 FEET;

THENCE NORTH 65° 51’ 57” WEST, FOR A DISTANCE OF 71.11 FEET;

THENCE SOUTH 69° 27’ 24” WEST, FOR A DISTANCE OF 134.18 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 400.00 FEET AND A CENTRAL ANGLE OF 50° 25’ 21”;

THENCE EASTERLY, ALONG SAID TANGENT CURVE TO THE RIGHT, THROUGH AN ANGLE OF 41° 26’ 10” FOR AN ARC LENGTH DISTANCE OF 289.28 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 89° 38’ 24” EAST A DISTANCE OF 285.43 FEET;

THENCE SOUTH 22° 21’ 49” WEST, 90.00 FEET WEST OF AND PARALLEL WITH THE WEST LINE OF BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, AND THE EAST LINE OF EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER (2) TO PNK, LLC GROUND RELEASE, FOR A DISTANCE OF 364.79 FEET;

THENCE SOUTH 67° 38’ 10’’ EAST, FOR A DISTANCE OF 58.81 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 690.00 FEET AND A CENTRAL ANGLE OF 42° 54’ 26”

THENCE EASTERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF 02° 35’ 26”, FOR AN ARC LENGTH DISTANCE OF 31.20 FEET TO THE WEST LINE OF THE AFORESAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38 AND THE EAST LINE OF THE AFORESAID EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER (2) TO PNK, LLC GROUND RELEASE;

THENCE SOUTH 22° 21’ 49” WEST, ALONG THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, AND THE EAST LINE OF THE SAID EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER (2) TO PNK, LLC GROUND RELEASE, FOR A DISTANCE OF 1071.95 FEET TO THE NORTH RIGHT-OF-WAY LINE OF CAGLE LANE, SAID POINT BEING THE SOUTHEAST CORNER OF THE PINNACLE PARCEL 2 LEASE PROPERTY;

THENCE NORTH 88° 15’ 23” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF CAGLE LANE AND THE SOUTH LINE OF SAID PINNACLE PARCEL 2 LEASE PROPERTY, FOR A DISTANCE OF 58.83 FEET TO A POINT LYING IN A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET AND A CENTRAL ANGLE OF 112° 25’ 55”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF 06° 11’ 05” FOR AN ARC LENGTH DISTANCE OF 30.22 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 08° 29’ 30” WEST A DISTANCE OF 30.21 FEET;

THENCE NORTH 88° 15’ 23” WEST, FOR A DISTANCE OF 130.84 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING 235.283 ACRES, MORE OR LESS.

PORT OF LAKE CHARLES
CONTRABAND BAYOU
CALCASIEU RIVER
PROPOSED LEASE AREA
PRIEN LAKE

MORRISON SURVEYING, INC.

EXHIBIT B-4

THIRD AMENDMENT TO GROUND LEASE AGREEMENT

EXHIBIT A-5

DESCRIPTION:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER (NE/4) OF SECTION 14 AND THE SOUTHEAST QUARTER (SE/4) OF SECTION 11, ALL IN TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, BOUNDED ON THE SOUTH BY THE NORTH RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 210 AND ADJACENT TO AND WEST OF THE 5.38 ACRES TRACT, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO-WIT:

COMMENCING AT THE SOUTHWEST CORNER OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, SAID POINT ALSO BEING ON THE SOUTH RIGHT-OF-WAY LINE OF CAGLE LANE;

THENCE NORTH 22° 21’ 49” EAST, ALONG THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, AND THE EAST LINE OF SECTION 14, FOR A DISTANCE OF 64.11 FEET TO THE NORTH RIGHT-OF-WAY LINE OF SAID CAGLE LANE, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE NORTH 88° 15’ 23” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF CAGLE LANE, FOR A DISTANCE OF 58.83 FEET TO A POINT LYING IN A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET AND A CENTRAL ANGLE OF 112° 25’ 55”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF 06° 11’ 05” FOR AN ARC LENGTH DISTANCE OF 30.22 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 08° 29’ 30” WEST A DISTANCE OF 30.21 FEET;

THENCE NORTH 88° 15’ 23” WEST, FOR A DISTANCE OF 90.14 FEET TO A POINT LYING IN A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 370.00 FEET AND A CENTRAL ANGLE OF 75° 58’ 34”;

THENCE NORTHERLY, ALONG TANGENT CURVE TO THE RIGHT, THROUGH AN ANGLE OF 17° 51’ 15” FOR AN ARC LENGTH DISTANCE OF 115.30 FEET TO THE POINT OF TANGENT OF SAID CURVE HAVING A CHORD WHICH BEARS NORTH 13° 26’ 11” EAST A DISTANCE OF 114.83 FEET;

THENCE NORTH 22° 21’ 49” EAST, 150.00 FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF THE BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38, FOR A DISTANCE OF 1039.60 FEET;

THENCE SOUTH 67° 38’ 10” EAST, FOR A DISTANCE OF 58.81 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 690.00 FEET AND A CENTRAL ANGLE OF 42° 54’ 26”

THENCE EASTERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF 02° 35’ 26”, FOR AN ARC LENGTH DISTANCE OF 31.20 FEET TO THE WEST LINE OF THE AFORESAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38 AND THE EAST LINE OF SECTION 11;

THENCE SOUTH 22° 21’ 49” WEST, 60.00 FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38 AND THE EAST LINE OF SECTION 11, FOR A DISTANCE OF 1071.95 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING 3.84 ACRES, MORE OR LESS.

DESCRIPTION:

THENCE NORTH 22° 11' 48" EAST, ALONG THE WEST LINE OF SAID BARTHOLOMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, AND THE EAST LINE OF SECTION 14, FOR A DISTANCE OF [illegible] FEET TO THE NORTH RIGHT-OF-WAY LINE OF SAID CAGLE LANE, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF [illegible] FOR AN ARC LENGTH DISTANCE OF [illegible] FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH [illegible] WEST A DISTANCE OF [illegible] FEET;

THENCE NORTH 88° [illegible] 33" WEST, FOR A DISTANCE OF 40.14 FEET TO A POINT LYING IN A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF [illegible] FEET AND A CENTRAL ANGLE OF [illegible];

THENCE NORTHERLY, ALONG TANGENT CURVE TO THE RIGHT, THROUGH AN ANGLE OF [illegible] FOR AN ARC LENGTH DISTANCE OF [illegible] FEET TO THE POINT OF TANGENT OF SAID CURVE HAVING A CHORD WHICH BEARS NORTH [illegible] EAST A DISTANCE OF [illegible] FEET;

THENCE NORTH 22° 11' 48" EAST, 100.00 FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF THE BARTHOLOMEW LEBLEU CLAIM IRREGULAR SECTION 38, FOR A DISTANCE OF [illegible] FEET;

THENCE SOUTH [illegible] EAST, FOR A DISTANCE OF [illegible] FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF [illegible] FEET AND A CENTRAL ANGLE OF [illegible];

THENCE EASTERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF [illegible], FOR AN ARC LENGTH DISTANCE OF [illegible] FEET TO THE WEST LINE OF THE AFORESAID BARTHOLOMEW LEBLEU CLAIM IRREGULAR SECTION 38 AND THE EAST LINE OF SECTION 14;

THENCE SOUTH 22° 11' 48" WEST, [illegible] FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF SAID BARTHOLOMEW LEBLEU CLAIM IRREGULAR SECTION 38 AND THE EAST LINE OF SECTION 14, FOR A DISTANCE OF 1071.86 FEET TO THE POINT OF BEGINNING.

HEREIN DESCRIBED TRACT CONTAINING [illegible] ACRES, MORE OR LESS.

PARCEL 1
L'AUBERGE DU LAC
(PINNACLE ENTERTAINMENT)
LOT 15
LOT 16
SAM'S CLUB
CAGLE LANE
REMOVED AREA FOR RENTAL PURPOSES
P.O.B.
P.O.C.
11
14
38

LINE TABLE		
LINE	LENGTH	BEARING
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]

CURVE TABLE				
CURVE	LENGTH	RADIUS	DELTA	CHORD
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

NOTE:

1) BEARINGS SHOWN HEREON ARE REFERENCED TO THE LOUISIANA STATE PLANE COORDINATE SYSTEM (NAD83).

2) RIGHT OF WAY LINES FOR THE PINNACLE ACCESS ROAD AS SHOWN HEREON WERE OBTAINED FROM INFORMATION FURNISHED BY [illegible] ENGINEERS, INC.

3) DATE: OCTOBER 13, 2011.

MORRISON SURVEYING, INC.

THIRD AMENDMENT TO GROUND LEASE AGREEMENT
EXHIBIT B-5
FOR LAKE CHARLES HARBOR & TERMINAL DISTRICT
CITY OF LAKE CHARLES, LOUISIANA

EXHIBIT
B-5